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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  January 31, 1997




                       SUNRISE EDUCATIONAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                      0-16245            86-0532619
(State or other jurisdiction          (Commission       (IRS Employer
of incorporation)                     File Number)      Identification No.)



     9128 East San Salvador, Suite 200, Scottsdale, Arizona 85258
 (Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code  (604) 860-1611




                            Sunrise Preschools, Inc.
         (Former name or former address, if changed since last report.)
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ITEM 5. OTHER EVENTS.

          On January 31, 1997, Sunrise Preschools, Inc., filed a Certificate of Amendment to Restated Certificate of Incorporation, attached hereto as an exhibit, with the Secretary of State of the State of Delaware. As a result of such filing, the name of the corporation has been changed from "Sunrise Preschools, Inc." to "Sunrise Educational Services, Inc."

          On February 10, 1997, Sunrise Educational Services, Inc. issued a press release, attached hereto as an exhibit, announcing the change in the corporation's name.

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ITEM 7.   EXHIBITS

          Exhibit Number          Description
          --------------          -----------
           99.1                   Certificate of Amendment to Restated Certificate of
                                  Incorporation

           99.2                   Press Release of the Company dated February 10, 1997

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       /s/ Ronold J. O'Connor
                                    -------------------------------------------
                                    Ronold J. O'Connor
                                    Controller

Date: February 18, 1997